                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) February 2, 2005
                                                         ----------------

                          DEL GLOBAL TECHNOLOGIES CORP.
                          -----------------------------
               (Exact name of registrant as specified in charter)

          New York                    0-3319                    13-1784308
          --------                    ------                    ----------
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)             Identification No.)

                  One Commerce Park, Valhalla, NY         10595
                  ---------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (914) 686-3650
                                                           --------------

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

      Check the  appropriate  box below if the Form 8-K  filing is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_|   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

      |_|   Pre-commencement  communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_|   Pre-commencement  communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On February 2, 2005,  the  registrant  entered into a consent and amendment
("Amendment No. 7") to that certain loan and security agreement by and among the registrant,  Bertan High Voltage Corp.,  RFI  Corporation,  Del Medical  Imaging
Corp. and GE Business Capital Corporation f/k/a/  Transamerica  Business Capital
Corporation  (the  "Lender")  dated  June  10,  2002  (the  "Loan  and  Security
Agreement").  A copy of Amendment  No. 7 to the Loan and  Security  Agreement is
attached  hereto as EXHIBIT  99.01 and  incorporated  herein by  reference.  The following summary of Amendment No. 7 to the Loan and Security Agreement does not purport to be  complete  and is  subject to and  qualified  in its  entirety  by reference to the actual text of such agreement.  All capitalized  terms used but not defined herein shall have the respective  meanings assigned to such terms in the Loan and Security  Agreement.  The terms of the Loan and Security  Agreement were amended to provide that (i) in no event shall the  aggregate  amount of the
Loans  and the  Letters  of Credit  outstanding  at any time (1) in  respect  of
Eligible  Inventory  exceed  $2,500,000 or (2) exceed the Maximum  Amount of the
Facility,  and (ii) the  Fixed  Charge  Coverage  Ratio for any  fiscal  quarter commencing  with the second fiscal quarter of Borrowers'  2005 fiscal year shall not be less  than  1.50 to  1.00.  In  addition,  the  Lender  consented  to the
Borrowers' use of proceeds of the Loans to make payments not to exceed  $600,000 in connection with certain employment matters.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

      (a)    Financial Statements of Businesses Acquired.

             Not Applicable

      (b)    Pro Forma Financial Information.

             Not Applicable

      (c)    Exhibits.

             99.01       Consent and Seventh  Amendment  dated as of February 2,
                         2005 to the Loan and  Security  Agreement  by and among
                         the   registrant,   Bertan  High  Voltage  Corp.,   RFI
                         Corporation,  Del Medical Imaging Corp. and GE Business
                         Capital   Corporation  f/k/a/   Transamerica   Business
                         Capital Corporation, dated as of June 10, 2002.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                            DEL GLOBAL TECHNOLOGIES CORP.
                                                     (Registrant)

Date:   February 7, 2005
                                            By: /s/ Walter Schneider
                                               ---------------------------------
                                               Walter Schneider
                                               Chief Executive Officer

                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
-----------       -----------

99.01             Consent and Seventh  Amendment dated as of February 2, 2005 to the Loan and Security  Agreement by and among the  registrant,
                  Bertan  High  Voltage  Corp.,  RFI  Corporation,  Del  Medical
                  Imaging  Corp.  and GE  Business  Capital  Corporation  f/k/a/
                  Transamerica  Business Capital  Corporation,  dated as of June
                  10, 2002.